EXHIBIT 10.1

OMNIBUS AMENDMENT

This Omnibus Amendment dated August 22, 2008, by and between STEN Corporation, a Minnesota corporation (“STEN”), STEN Credit Corporation, a Utah corporation (“STEN Credit”), STENCOR, Inc., a Minnesota corporation (“STENCOR”), STEN Financial Corporation, a Utah corporation (“STEN Financial”), EasyDrive Cars and Credit Corp., an Arizona corporation (“Easy Drive”), BTAC Properties, Inc., a Minnesota corporation (“BTAC”), Alliance Advance, Inc., an Arizona corporation (“Alliance”), STEN Acquisition Corporation, a Minnesota corporation (“STEN Acquisition”), and Burger Time Acquisition Corporation, a Minnesota corporation (“BT Acquisition” and together with STEN, STEN Credit, STENCORP, EasyDrive, BTAC, Alliance, STEN Acquisition, each a “Company” and collectively, the “Companies”) and LV ADMINISTRATIVE SERVICES, INC., as administrative and collateral agent (the “Agent”) for VALENS U.S. SPV I, LLC, a Delaware limited liability company (“Valens”) and the lenders from time to time party to the Security Agreement (as defined herein) (the “Lenders” together with the Valens and the Agent, collectively, the “Creditor Parties” and each, a “Creditor Party”), amends (i) that certain Secured Revolving Note, dated as of November 23, 2007, by the Company in favor of Valens (as amended, modified or supplemented from time to time, the “Note”) issued pursuant to the terms of the Security Agreement, dated as of November 23, 2007, between the Company and the Creditor Parties (as amended, modified or supplemented from time to time, the “Security Agreement” and, together with the Note and the other Ancillary Agreements referred to in the Security Agreement, the “Documents”) and (ii) the Security Agreement. Capitalized terms used but not defined herein shall have the meanings given them in the Security Agreement.

PREAMBLE

WHEREAS, the Creditor Parties and the Companies desire to amend the transactions contemplated by the Security Agreement and the Note.

NOW, THEREFORE, in consideration of the covenants, agreements and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

The Creditor Parties and the Companies agree that the Companies shall issue to Valens an Amended and Restated Secured Revolving Note that is attached and incorporated herein as Exhibit A (the “Amended and Restated Secured Revolving Note”) in substitution and not in satisfaction of the Note.

2.

The Creditor Parties and the Companies agree that Annex A to the Security Agreement is hereby amended by deleting the definitions of “Accounts Availability”, “Capital Availability Amount”, “Eligible Accounts”, “Eligible Auto Loan Accounts”, “Inventory Availability”, “Note”, “Secured Revolving Note”, “Term” appearing therein and inserting the following new definitions in lieu thereof:

“Accounts Availability” means the sum of (a) sixty percent (60%) of the net face amount of Eligible Auto Loan Accounts owned by STEN Credit on or after August 22, 2008, plus (b) seventy-five percent (75%) of the net face amount of Eligible Auto Loan Accounts owned by STEN Credit prior to August 22, 2008, plus, (c) seventy-five percent (75%) of the net face amount of Eligible Manufacturing Accounts.

“Capital Availability Amount” means $8,850,000.

“Eligible Accounts” means, collectively, the Eligible Manufacturing Accounts and the Eligible Auto Loan Accounts, and “Eligible Account” means any of them, individually.

“Eligible Auto Loan Accounts” means each Account arising under the Easydrive Auto Financing Documents of STEN Credit which conforms to the following criteria: (a) STEN Credit is the sole owner of the Account, and has not sold, assigned, mortgaged or hypothecated, nor released from Agent’s security interest, all or any portion thereof, nor is such Account subject to any Lien of any Person; (b) such Account shall be valid and legally enforceable, owing to STEN Credit in respect of the sale of motor vehicles by Easydrive in the State of Arizona arising in the ordinary course of business, for which STEN Credit has delivered to Agent (or to such Person as Agent may designate) the Easydrive Auto Financing Documents and any other documents evidencing the obligation to pay such Account; (c) STEN Credit shall have a perfected, first priority security interest in the underlying motor vehicle sold by Easydrive to such Account Debtor, as determined by Agent; (d) the original Vehicle Certificate in respect of the motor vehicle, the sale of which created such Account is in Agent’s (or such Person as Agent may designate) possession; (e) an original Chattel Paper Assignment duly executed and delivered by STEN Credit in respect STEN Credit’s perfected, first priority security interest in the underlying motor vehicle sold by Easydrive, in form and substance satisfactory to Agent is in Agent’s (or such Person as Agent may designate) possession; (f) such Account shall not exceed one hundred twenty-five percent (125%) of the Kelley Blue Book retail value of the motor vehicle which secures the loan giving rise to such Account, provided, however, the amount of any Account for purposes determining Accounts Availability shall be limited to eighty percent (80%) of the Kelley Blue Book wholesale value of such motor vehicle; (g) such Account shall be net of any unearned finance charges and not subject to any offsets, credits, allowances, counterclaims or adjustments due the Account Debtor except usual and customary prompt payment discounts, nor has the Account Debtor returned the motor vehicle or indicated any dispute or complaint concerning the motor vehicle, nor has the motor vehicle been repossessed by Easydrive or STEN Credit; (h) STEN Credit has not received any notice, nor has it any knowledge of any facts, which adversely affect the credit of the Account Debtor; (i) an original power of attorney (Arizona Department of Transportation Motor Vehicle Division Power of Attorney (Form 48-1001)) and assignment (each in form and substance acceptable to Agent) duly executed by STEN Credit in favor of Agent, in each case relating to such Account, are in the possession of Agent (or such Person as Agent may designate); (j) the Account Debtors’ obligation to pay such Account is unconditional, without any right of set-off or counterclaim or any defense; (k) the Easydrive Auto Financing Documents relating to such Account, have not been amended, modified, terminated, altered or waived in any respect, unless Agent shall have agreed thereto in writing; (l) the Account Debtor has not been released by STEN Credit from the Account Debtor’s obligations in respect of such Account; (m) STEN Credit has duly performed all of its obligations required to be performed by them under and in connection with such Account; (n) Agent has not notified STEN Credit that either the Account or the Account Debtor is not an Eligible Account; (o) at the time of the creation of an Account or at any time following the creation of an Account, the Account Debtor obligated on such Account is not subject to a petition under the Bankruptcy Act or any similar federal or state statute or a petition for receivership or assignment for the benefit of creditors, unless if at any time following the creation of such Account, Agent shall have received evidence satisfactory to Agent that the Account Debtor’s obligations with respect to such Account have been reaffirmed pursuant to a valid and enforceable reaffirmation agreement, not subject to recission, approved by the applicable bankruptcy court; (p) such Account is not a Delinquent Account; (q) the motor vehicle which secures such Account has installed in it, in the case of an Account arising on or prior to the Closing Date, GPS or in the case of an Account arising after the Closing Date, Advanced GPS; and (r) such Account is otherwise satisfactory to the Agent as determined by the Agent in the exercise of its sole discretion, provided, however, that this clause (r) shall not apply in the case of any determination made as to any Account on or after the Specified Assignment Date.

“Inventory Availability” means the lesser of (a) the sum of (i) the lesser of (A) fifty percent of the Kelley Blue Book wholesale value of the Eligible Owned Inventory, or (B) cost, and (ii) fifty percent (50%) of the Kelley Blue Book wholesale value of the Eligible Repossession Inventory, and (b) One Million Dollars ($1,000,000).

“Loans” means collectively, the Revolving Loans and the Term Loan.

“Note” means collectively, the Secured Revolving Notes and the Secured Term Note.

“Secured Revolving Notes” means that certain Amended and Restated Secured Revolving Note dated as of August 22, 2008 made by the Companies in favor of each Lender in the aggregate original face amount of $8,850,000.00, and as the same may be further amended, supplemented, restated and/or otherwise modified from time to time.

“Term” means the Closing Date through August 22, 2011, subject to acceleration at the option of the Agent, upon the occurrence of an Event of Default hereunder or other termination hereunder.

3.

The Creditor Parties and the Company agree that Annex A to the Security Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

“Renewable Unsecured Notes Percentage” means the percentage obtained by dividing (i) aggregate amount outstanding of Renewable Unsecured Notes that have maturity dates or are due and payable prior to the end of the Term, by (ii) the aggregate amount outstanding of Renewable Unsecured Notes.

“Secured Term Note” means that certain Secured Term Note date as of August 22, 2008 made by the Company in favor of the Lenders in the aggregate original face amount of $1,500,000, as each may be amended, supplemented, restated and/or otherwise modified from time to time.

“Term Loan” means that certain term loan evidenced by the Secured Term Note.

4.

The Creditor Parties and the Companies agree that Section 2(a) of the Security Agreement is hereby amended by inserting the following new sub-section “(viii)” at the end thereof:

“(viii) In the event the aggregate principal amount outstanding of the Renewable Unsecured Notes (the “Renewable Unsecured Notes Outstanding Amount”) as set forth on each Reference Statement (as defined herein), commencing with the Reference Statement to be provided on October 1, 2008, is less than the Renewable Unsecured Notes Outstanding Amount, as set forth on the prior month’s Reference Statement (each a “Prior Month’s Reference Statement”), the Lenders’ obligation to fund additional Revolving Loans in an amount greater than the amount outstanding at the time of the reporting, may be suspended at the Lender’s discretion until such time that the Renewable Unsecured Notes Outstanding Amount, as set forth on the Reference Statement following the Prior Month’s Reference Statement (the last of such three statements, the “Next Statement”), is greater than or equal to the Renewable Unsecured Notes Amount set forth on the Prior Month’s Reference Statement (the “Condition”); provided, however, , at the Lenders discretion the Lenders’ obligation to fund additional Revolving Loans would each be limited to the lesser of (i) the amount of additional Revolving Loans which, when aggregated with Revolving Loans then outstanding, would not exceed the Formula Amount and (ii) the amount of additional Revolving Loans which, when aggregated with Revolving Loans then outstanding and the amount by which the Renewable Unsecured Outstanding Amount on the Next Statement exceeds the Renewable Unsecured Outstanding Amount set forth on the Prior Month’s Reference Statement. This Section 2(a)(viii) shall not apply during such thirty (30) day “shelf” re-registration period of the Renewable Unsecured Notes pursuant Rule 415 of the Securities Act.”

5.

The Creditor Parties and the Companies agree that Section 3 of the Security Agreement is hereby amended by deleting it in its entirety and inserting the following new section in lieu thereof:

“3.

Repayment of the Loans. The Companies (a) may prepay the Obligations from time to time in accordance with the terms and provisions of the Notes (and Section 18 hereof if such prepayment is due to a termination of this Agreement); (b) shall repay on the Maturity Date (as defined in the Secured Term Note) (i) the then aggregate outstanding principal balance of the Term Loan together with the accrued and unpaid interest, fees and charges; and (ii) all other amounts owed the Creditor Parties under the Secured Term Note; (c) shall repay on the expiration of the Term (i) the then aggregate outstanding principal balance of the Revolving Loans together with accrued and unpaid interest, fees and charges; and (ii) all other amounts owed the Creditor Parties under this Agreement and the Ancillary Agreements; and (c) subject to Section 2(a)(ii), shall repay on any day on which the then aggregate outstanding principal balance of the Revolving Loans are in excess of the Formula Amount at such time, the Revolving Loans in an amount equal to such excess. Any payments of principal, interest, fees or any other amounts payable hereunder or under any Ancillary Agreement shall be made prior to 1:00 pm (New York time) on the due date thereof in immediately available funds.”

6.

The Creditor Parties and the Company agree that Section 5(b) of the Security Agreement is hereby amended by inserting the following new sub-section “(iv)” at the end thereof:

“(iv)

Revenue Payment. Commencing on October 1, 2009 through and until the end of the Term, the Companies shall jointly and severally pay each Lender its pro rata share of a payment equal to three-quarters percent (.75%) of the Companies’ monthly combined gross revenues. All amounts that are incurred pursuant to this Section 5(b)(iv) shall be due and payable by the Companies monthly, in arrears, on the first business day of each calendar month through and including October 1, 2015.”

7.

The Creditor Parties and the Companies agree that Section 11 of the Security Agreement is hereby amended by inserting the following new clause (i) at the end thereof:

“(i)

As soon as available and in any event within ten (10) days after the end of each calendar month, statements detailing (i) the cash collection data of the Companies as of the preceding month in a form acceptable to agent and detailed reporting of Renewable Unsecured Notes as of the end of the preceding month, including a list of Renewable Unsecured Notes that were paid, renewed or issued during such month (the “Reference Statement”), and (ii) detailed data on the motor vehicles which have been repossessed as of the preceding month in a form acceptable to agent.”

8.

The Creditor Parties and the Companies agree that Section 13 of the Security Agreement is hereby amended by inserting the following new clause “( cc)” at the end thereof:

“(cc)

The Companies shall at the end of each fiscal quarter ensure that the Renewable Unsecured Notes Percentage is lower than or equal to the Renewable Unsecured Notes Percentage from the prior fiscal quarter.”

9.

The Company agrees to, jointly and severally, pay to (A) to Valens Capital Management, LLC, the investment manager of the Lenders (“VCM”), a non-refundable payment in an amount equal to $132,750, plus reasonable expenses (including legal fees and expenses) incurred in connection with the entering into of this Agreement and expenses incurred in connection with each of VCM and/or Lenders’ due diligence review of the Companies and all other related matters; (B) to the Lenders, a non-refundable payment in an amount equal to one and five one-hundredths percent (1.05%) of the aggregate principal amount of the Amended and Restated Secured Revolving Note; (C) to the Lenders, an advance prepayment discount deposit equal to one and five one hundredths percent (1.05%) of the aggregate principal amount of the Amended and Restated Secured Revolving Note; The payments set forth in clauses 3.(A), (B) and (D) above shall be deemed fully earned on the date hereof and shall not be subject to rebate or proration for any reason. The payments set forth in clauses 3.(A) (net of any deposits previously paid by the Companies), 3.(B), 3.(C), and 3.(D) above shall be paid on the date hereof out of funds held pursuant to a funds escrow agreement and a disbursement letter executed in connection herewith.

In further consideration of the foregoing, the receipt and sufficiency of which is hereby acknowledged, STEN shall issue a warrant in form and substance satisfactory to the Agent (the “New Warrants”) as attached as Exhibit A, to purchase up to 45,000 shares of Common Stock of STEN (the “New Warrant Shares”). The defined term “Warrants” in the Security Agreement shall be deemed to include the Common Stock Purchase Warrant issued on the Closing Date and the New Warrants and the defined term “Warrant Shares” in the Security Agreement shall be deemed to include the New Warrant Shares.

10.

The amendments set forth above shall be effective as of the date first  above written (the “Amendment Effective Date”) once (i) each Company, the Agent and Valens shall have duly executed and the Companies shall have delivered to Agent its respective counterpart to this Amendment; (ii) each party to the Reaffirmation and Ratification Agreement attached hereto as Exhibit B (the “Reaffirmation Agreement”) shall have duly executed and delivered the Reaffirmation Agreement to Agent and (iii) Valens shall have received the Valens Payment, which payment shall be deducted from the proceeds of the increase to the Capital Availability Amount as described herein, be fully earned as of the date hereof and shall not be subject to reduction, rebate or proration whatsoever.

11.

Except as specifically set forth in this Amendment, there are no other amendments, modifications or waivers to the Documents, and all of the other forms, terms and provisions of the Documents remain in full force and effect.

12.

Each Company hereby represents and warrants to each Creditor Party that (i) no Event of Default exists on the date hereof, (ii) on the date hereof, all representations, warranties and covenants made by the Company in connection with the Documents are true, correct and complete and (iii) on the date hereof, all of the Company’s covenant requirements have been met.

13.

From and after the Amendment Effective Date, all references in the Documents shall be deemed to be references to the Documents, as the case may be, as modified hereby.

14.

This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment or has caused this Amendment to be executed on its behalf by a representative duly authorized, all as of the date first above set forth.

PURCHASER:		COMPANY

VALENS U.S. SPV I, LLC		STEN CORPORATION
By: Valens Capital Management, LLC its investment manager

By	/s/ Patrick Regan	By:	/s/ Kenneth W. Brimmer
Name:	Patrick Regan	Name	Kenneth W. Brimmer
Title:	Authorized Signatory	Title:	Chief Executive Officer

AGENT: LV ADMINISTRATIVE SERVICES, INC.		STEN CREDIT CORPORATION

By	/s/ Patrick Regan	By:	/s/ Kenneth W. Brimmer
Name:	Patrick Regan	Name	Kenneth W. Brimmer
Title:	Authorized Signatory	Title:	Chief Executive Officer

STENCOR INC.

By:	/s/ Kenneth W. Brimmer
Name	Kenneth W. Brimmer
Title:	Chief Executive Officer

EASY DRIVE CARS AND CREDIT CORPORATION

By:	/s/ Kenneth W. Brimmer
Name	Kenneth W. Brimmer
Title:	Chief Executive Officer

BTAC PROPERTIES, INC.

By:	/s/ Kenneth W. Brimmer
Name	Kenneth W. Brimmer
Title:	Chief Executive Officer

STEN FINANCIAL CORPORATION

By:	/s/ Kenneth W. Brimmer
Name	Kenneth W. Brimmer
Title:	Chief Executive Officer

ALLIANCE ADVANCE, INC.

By:	/s/ Kenneth W. Brimmer
Name	Kenneth W. Brimmer
Title:	Chief Executive Officer

REAFFIRMATION AND RATIFICATION AGREEMENT

August 22, 2008

LV Administrative Services, Inc.

335 Madison Avenue, 10th Floor

New York, New York 10017

Ladies and Gentlemen:

Reference is made to the (a) Security Agreement, dated as of November 23, 3007 by and among (“STEN”), STEN Credit Corporation, a Utah corporation (“STEN Credit”), STENCOR, Inc., a Minnesota corporation (“STENCOR”), STEN Financial Corporation, a Utah corporation (“STEN Financial”), EasyDrive Cars and Credit Corp., an Arizona corporation (“EasyDrive”), BTAC Properties, Inc., a Minnesota corporation (“BTAC”), Alliance Advance, Inc., an Arizona corporation (“Alliance”), STEN Acquisition Corporation, a Minnesota corporation (“STEN Acquisition”), and Burger Time Acquisition Corporation, a Minnesota corporation (“BT Acquisition” and together with STEN, STEN Credit, STENCORP, EasyDrive, BTAC, Alliance, STEN Acquisition, collectively, the “Company”), Valens U.S. SPY I, LLC, a Delaware limited liability company (“Valens”) and each of the lenders from time to time party thereto (together with Valens, collectively, the “Lenders”), LV Administrative Services, Inc., as administrative and collateral agent for the Lenders (the “Agent” and together with the Lenders, the “Creditor Parties”) (as amended, modified or supplemented from time to time, the “Security Agreement”), (b) Chattel Paper Assignment dated as of November 23, 2007 made by STEN Financial in favor of Agent (as amended, modified or supplemented from time to time, the “Chattel Paper Assignment”), and (c) Pledge Agreement dated as of November 23, 2007 made by STEN and STEN Financial in favor of the Agent (the “Pledge Agreement”) (the Security Agreement, the Chattel Paper Assignment and the Pledge Agreement, collectively, the “Existing Security Agreements”). Terms used herein and not otherwise defined herein shall have those definitions ascribed such terms in the Security Agreement.

To induce the Creditor Parties to provide additional financial accommodations to the Company as evidenced by (i) that certain Secured Term Note, dated the date hereof, made by the Company in favor of Valens (as amended, modified or supplemented from time to time, the “New Valens Note”), (ii) that certain Omnibus Amendment, dated as of the date hereof, by and among the Company, Agent and Valens (as amended, modified or supplemented from time to time, the “Amendment”), and (iii) that certain Amended and Restated Secured Revolving Note, dated the date hereof, made by the Company in favor of Valens (as amended, modified or supplemented from time to time, the “A&R Revolving Note” and, together with the New Valens Note and the Amendment, collectively, the “Amended Valens Documents”), the Company hereby:

15.

represents and warrants to each Creditor Party that it has reviewed and approved the terms and provisions of the Amended Valens Documents and the documents, instruments and agreements entered into in connection therewith;

16.

acknowledges, ratifies and confirms that all indebtedness incurred by, and all other obligations and liabilities of the Company under the Amended Valens Documents are “Obligations” under, and as defined in the Security Agreement;

17.

acknowledges, ratifies and confirms that each of the Amended Valens are “Ancillary Agreements” under, and as defined in the Security Agreement;

18.

acknowledges, ratifies and confirms that all of the terms, conditions,  representations and covenants contained in the Existing Security Agreements are in full force and effect and shall remain in full force and effect after giving effect to the execution and effectiveness of the Lien Increase Documentation;

19.

represents and warrants that no offsets, counterclaims or defenses exist as of the date hereof with respect to any of the undersigned’s obligations under any Existing Security Agreement; and

20.

acknowledges, ratifies and confirms the grant by the Company to the Creditor Parties of a security interest in the assets of (including the equity interests owned by) the Company, as more specifically set forth in the Existing Security Agreements.

[signature page follows]

This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

PURCHASER:		COMPANY

VALENS U.S. SPV I, LLC		STEN CORPORATION
By: Valens Capital Management, LLC its investment manager

By	/s/ Patrick Regan	By:	/s/ Kenneth W. Brimmer
Name:	Patrick Regan	Name	Kenneth W. Brimmer
Title:	Authorized Signatory	Title:	Chief Executive Officer

AGENT: LV ADMINISTRATIVE SERVICES, INC.		STEN CREDIT CORPORATION

By	/s/ Patrick Regan	By:	/s/ Kenneth W. Brimmer
Name:	Patrick Regan	Name	Kenneth W. Brimmer
Title:	Authorized Signatory	Title:	Chief Executive Officer

STENCOR INC.

By:	/s/ Kenneth W. Brimmer
Name	Kenneth W. Brimmer
Title:	Chief Executive Officer

EASY DRIVE CARS AND CREDIT CORPORATION

By:	/s/ Kenneth W. Brimmer
Name	Kenneth W. Brimmer
Title:	Chief Executive Officer

BTAC PROPERTIES, INC.

By:	/s/ Kenneth W. Brimmer
Name	Kenneth W. Brimmer
Title:	Chief Executive Officer

STEN FINANCIAL CORPORATION

By:	/s/ Kenneth W. Brimmer
Name	Kenneth W. Brimmer
Title:	Chief Executive Officer

ALLIANCE ADVANCE, INC.

By:	/s/ Kenneth W. Brimmer
Name	Kenneth W. Brimmer
Title:	Chief Executive Officer

ACKNOWLEDGED:

VALENS U.S. SPV I, LLC
By: Valens Capital Management, LLC Its investment manager

By:	/s/ Patrick Regan
Name:	Patrick Regan
Title:	Authorized Signatory

LV ADMINISTRATIVE SERVICES, INC As Agent

By:	/s/ Patrick Regan
Name:	Patrick Regan
Title:	Authorized Signatory